UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2017 (July 7, 2017)

JOHN B. SANFILIPPO & SON, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19681	36-2419677
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1703 North Randall Road, Elgin, Illinois 60123-7820

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 289-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

John B. Sanfilippo & Son, Inc. (the “Company”) submits the following information:

ITEM 1.01.	Entry into a Material Definitive Agreement.

On July 7, 2017, the Company entered into the Eighth Amendment to its Credit Agreement (the “Eighth Amendment”). The Eighth Amendment eliminated the quarterly restriction on cash dividends and distributions and allows the Company to, without obtaining lender consent, make up to four cash dividends or distributions on its stock per fiscal year, or purchase, acquire, redeem or retire its stock in any fiscal year, in an amount not to exceed $60 million in the aggregate per fiscal year, as long as no default or event of default exists and the excess availability under the Credit Agreement remains over $30 million immediately before and after giving effect to any such dividend, distribution, purchase or redemption. A copy of the Eighth Amendment is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 8.01.	Other Events.

On July 11, 2017, the Company issued a press release announcing that its Board of Directors (the “Board”) declared a special cash dividend (the “Special Dividend”) of $2.00 per share on all issued and outstanding shares of Common Stock and Class A Common Stock of the Company and an annual cash dividend of $0.50 per share on all issued and outstanding shares of Common Stock and Class A Common Stock of the Company (the “Annual Dividend”). The Special Dividend and Annual Dividend will be paid on August 15, 2017 to stockholders of record as of the close of business on August 2, 2017. A copy of the press release is attached hereto as Exhibit 99.2.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The exhibits filed herewith are listed in the Exhibit Index which follows the signature page of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN B. SANFILIPPO & SON, INC.

July 11, 2017	By:	/s/ Michael J. Valentine
Michael J. Valentine
Chief Financial Officer, Group President and
Secretary

EXHIBIT INDEX

Exhibits	Description

99.1	Eighth Amendment to Credit Agreement, dated July 7, 2017, by and among John B. Sanfilippo & Son, Inc., Wells Fargo Capital Finance, LLC (f/k/a Wells Fargo Foothill, LLC), as a lender and the administrative agent, and Southwest Georgia Farm Credit, ACA, as a lender.

99.2	Press Release dated July 11, 2017.